EliteDesigns® Variable Annuity EliteDesigns® II Variable Annuity	EliteDesigns® Variable Annuity EliteDesigns® II Variable Annuity
Issued by:	Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001	First Security Benefit Life Insurance and Annuity Company of New York 121 State Street Albany, NY 12207
Supplement Dated February 10, 2020
To Prospectus Dated May 1, 2019
Important Information about
DWS Government & Agency Securities VIP
This Supplement updates certain information in the Prospectus. Please read this Supplement carefully and retain it for future use.
The DWS Government & Agency Securities VIP Subaccount (the “Liquidating Subaccount”) is expected to be liquidated on or about February 27, 2020.
If you have allocated Contract Value to the Liquidating Subaccount, you may want to consider transferring your Contract Value to another available subaccount prior to February 27, 2020. Should you choose to request such a transfer, there will be no fees, charges, tax effects, penalties or alteration of your rights for transferring Contract Value from the Liquidating Subaccount to another subaccount, and such a transfer will not count toward any transfer limit under your Contract.
If a transfer request is not received by the close of business on February 26, 2020, Contract Value allocated to the Liquidating Subaccount and redemption proceeds received upon the Fund’s liquidation will be reallocated to the Rydex VIF U.S. Government Money Market Subaccount, which invests in the Rydex VIF U.S. Government Money Market Fund. The investment objective of the Rydex VIF U.S. Government Money Market Fund is to seek security of principal, high current income, and liquidity. If you have instructions designating allocation to the Liquidating Subaccount as part of a Dollar Cost Averaging or Asset Reallocation Option, those allocations will be reallocated to the Rydex VIF U.S. Government Money Market Subaccount. If you wish to set up a new Dollar Cost Averaging Option or Asset Allocation Option (without the Liquidating Subaccount), you need to submit a new form to our Administrative Office.
More detailed information regarding the investment objective, policies, risks, and expenses associated with the Rydex VIF U.S. Government Money Market Fund, and other relevant information, may be found in the respective fund prospectus. The prospectus for an Underlying Fund should be read in conjunction with the Contract Prospectus. You may contact Security Benefit Life Insurance Company or First Security Benefit Life Insurance and Annuity Company of New York to obtain additional information, including a transfer request form or copies of the fund prospectus.
Please Retain This Supplement For Future Reference